                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               November 10, 1999
                       ----------------------------------
                Date of Report (Date of earliest event reported)

                      Mellon Bank Credit Card Master Trust
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    0-27710                 51-0015912
       ------------------------------------------------------------------
       State or other           (Commission File             (IRS Employer
jurisdiction of incorporation        Number)               Identification No.)


                   4500 New Linden Hill Road
                     Wilmington, Delaware                     19808
              ------------------------------------------------------
             (Address of principal executive offices)      (Zip Code)

                                (302) 683-6511
                              ------------------
              (Registrant's telephone number, including area code)


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                     MELLON BANK CREDIT CARD MASTER TRUST
                           Current Report on Form 8-K

ITEM 5.   OTHER EVENTS.

The Registrant hereby refers to, and incorporates by reference herein, the information contained in Exhibit 20.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           EXHIBITS:

Exhibit Number   Exhibit Description
-------------    --------------------
20.1             Monthly Report in respect of the Series 1995-A Asset-Backed
                 Certificates issued by Mellon Bank Credit Card Master Trust

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 17, 2000           MELLON BANK CREDIT CARD
                                       MASTER TRUST

                                   By:  CITIBANK (SOUTH DAKOTA), N.A.,
                                        AS SERVICER


                                        By: /s/ Charles Haug
                                            --------------------------------
                                            Name: Charles Haug
                                            Title: Servicing Officer


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                                 INDEX TO EXHIBITS

Exhibit Number      Exhibit Description
--------------      -------------------
20.1                Monthly Report in respect of the Series 1995-A Asset-Backed
                    Certificates issued by Mellon Bank Credit Card Master Trust